[SEAL]
                          FLORIDA DEPARTMENT OF STATE
                               Sandra B. Mortham
                               Secretary of State


June 4, 1998

AMERICAN FINANCIAL SEMINARS, INC.
TWO SOUTH BISCAYNE BLVD.
SUITE 3599
MIAMI, FL. 33131


Re: Document Number V51311

This will acknowledge your reinstatement for AMERICAN FINANCIAL SEMINARS, INC., a Florida Corporation, which was filed on June 4, 1998.

Should you have any questions regarding this matter, please telephone (850) 487-6059

Tyrone Scott
Document Specialist
Division of Corporations                             Letter Number: 798A00031550


    Division of Corporations -- P.O. BOX 6327 -- Tallahassee, Florida 32314


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                                     [STAMP]

                           DO NOT WRITE IN THIS SPACE

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                         APPLICATION FOR REINSTATEMENT


                                     [SEAL]
                          FLORIDA DEPARTMENT OF STATE
                               Sandra B. Mortham
                               Secretary of State

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DOCUMENT #V51311

1.   Corporation Name

     AMERICAN FINANCIAL SEMINARS, INC.

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Principal Place of Business                   Mailing Address

Two South Biscayne Blvd.
Suite 3599
Miami, FL 33131

If above addressee are incorrect in any way, line through incorrect information and enter correction below.


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2.   New Principal Office Address, If Applicable

     Two S. Biscayne Blvd.
     Suite 3599
     Miami, FL
     33131
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3.   New Mailing Address, If Applicable


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4.  Date Incorporated or Qualified To Do Business in Florida

     7/17/92

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5.  FEI Number       _X_ Applied For

                     ___ Not Applicable

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6.   CERTIFICATE OF STATUS DESIRED |_|           $8.75 Additional Fee required
                                                   for a Certificate of Status

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7.   Names and Street Addresses of Each Officer and/or Director
    (Florida nonprofit corporations must list at least 3 directors)
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  Title(s)   Name of Officers      Street Address of Each         City/State/Zip
             and/or Directors      Officer and/or Director
                              (Do NOT Use Post Office Box Numbers)
1            2                 3                                   4
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P/D          Mark J. Bryn      Two S. Biscayne Blvd.             Miami, FL 33131
                               Suite 3599
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8.   Name and Address of Current Registered Agent

     Mark J. Bryn,
     One Biscayne Tower, Suite 3599
     Two South Biscayne Blvd.
     Miami, Fl 33131

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9.   Name and address of New Registered Agent




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10.  I, being appointed the registered agent of the above named corporation,  am familiar with and accept the obligations of Section 607.0505, F.S.

Signature of Registered Agent   /s/ Mark J. Bryn           Date  June 3, 1998
                                --------------------
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11.  Does this  corporation pay any intangible tax to the Dept. of Revenue under
     S. 199.032, Florida Statutes.    |_| Yes          |_| No

              (See other side for information on intangible tax.)

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12.  I do hereby  certify  that the  information  supplied  with this  filing is voluntarily  furnished  and does not  qualify for the  exemption  stated in
     Section   119.07(3)(k),   Florida  Statutes.  I  release  the  Division  of
     Corporations form any liability of non-compliance with Section 119.07(3)(k) in the event that the information supplied is deemed exempt form public access. I certify that I am an officer or director or the receiver or trustee empowered to execute this application as provided for in chapter 607 or 617, F.S. I further certify that when filing this reinstatement application the reason for dissolution has been eliminated, the corporate name satisfies the requirements of section 607.0401 or 617.0401, F.S., and that all fees owed by the corporation have been paid. The information indicated on this application is true and accurate, and my signature shall have the same legal effect as if made under oath.


SIGNATURE: /s/ Mark J. Bryn  Mark J. Bryn, Pres.  June 3, 1998   (305) 374-0501
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SIGNATURE AND TYPED OR PRINTED NAME                 Date         Daytime Phone #
OF SIGNING OFFICER OR DIRECTOR


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